Exhibit 10

Independent Auditors’ Consent

The Board of Directors
Citicorp Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading “Independent Auditors”. The December 31, 2002, financial statements and schedules (statutory basis) of Citicorp Life Insurance Company were prepared using accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

Our report covering the December 31, 2002, financial statements and schedules (statutory basis) of Citicorp Life Insurance Company states that the financial statements and schedules (statutory basis) are not presented fairly, in conformity with accounting principles generally accepted in the United States of America. However, the December 31, 2002, financial statements and schedules (statutory basis) of Citicorp Life Insurance Company are presented fairly in all material respects in conformity with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. This report also refers to a change in accounting as a result of the State of Connecticut Insurance Department adopting the National Association of Insurance Commissioners’ statutory accounting practices in 2001.

/s/ KPMG LLP

Hartford, Connecticut
April 30, 2003